SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


                                       FORM 8-K



                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                          Securities and Exchange Act of 1934



          Date of Report (Date of earliest event reported): December 1, 2000


                                   STRATESEC INCORPORATED
                (Exact name of registrant as specified in its charter)


    Delaware                              1-13427                22-2817302
   (State of                       (Commission File No.)       (IRS Employer
  Incorporation)                                            Identification No.)


                          105 Carpenter Drive, Suite C
                            Sterling, Virginia 20164
           (Address of principal executive offices, including zip code)



                                 (703) 709-8686
               (Registrant's telephone number, including area code)


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                             STRATESEC INCORPORATED

Item 4.  Changes in Registrant's Certifying Accountant

         The Company was advised that on December 1, 2000, Keller Bruner & Company, LLP ("Keller Bruner"), the independent certified public accountants that audited the Company's financial statements for the year ended December 31, 1999, had merged into McGladrey & Pullen, LLP and that Keller Bruner would no longer be the auditor for the Company. The Company's Board of Directors approved the appointment of McGladrey & Pullen, LLP as the Company's new auditor.

         Keller Bruner's report on the Company's financial statements for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

         From the beginning of Keller Bruner's engagement to December 31, 1999 and through the date on which they were merged, there were no disagreements with Keller Bruner on any matter of accounting principles or practices, financial statement disclosure, audit scope or procedure which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with its report.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits.  The following exhibits are filed with this report:

         Exhibit No.                                 Description

         16                            Letter of Keller Bruner  & Company, LLC





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          STRATESEC INCORPORATED


                          /s/ Albert V. Graves
                          ----------------------------------
                                 Albert V. Graves
                              Chief Financial Officer



Dated: December 12, 2000

                             STRATESEC Incorporated
                                  Exhibit Index
                                   to Form 8-K

Exhibit No.                         Description

16                Letter of Keller Bruner  & Company, LLC